FIRST AMENDMENT TO CREDIT AGREEMENT

                  This Agreement, dated as of June 18, 1996 (this "First Amendment"), is entered into among USI AMERICAN HOLDINGS, INC., a Delaware corporation (the "Company"), USI FUNDING, INC. a Delaware corporation ("USI Funding" and together with the Company, each a "Borrower" and, collectively, the "Borrowers"), U.S. INDUSTRIES, INC. (the "Parent"), the several financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF AMERICA ILLINOIS, as Issuing Bank and Swingline Bank, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent, and BA SECURITIES, INC., as Arranger.

                                    RECITALS

                  The Borrowers, the Parent, the Banks, the Issuing Bank, the Swingline Bank, the Agent and the Arranger are parties to a Credit Agreement dated as of May 12, 1995, as amended and restated as of December 21, 1995 (the "Credit Agreement"). Capitalized terms used and not otherwise defined or amended in this First Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

                  Subject to the terms and conditions set forth below, the Agent and the undersigned Banks are willing to amend certain provisions of the Credit Agreement and consent to certain transactions as herein provided.

                                    AGREEMENT

                  In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.       AMENDMENTS

                  1. Section 8.04(i) of the Credit Agreement is hereby amended by (1) deleting the number "$5,000,000" appearing therein and (2) inserting the number "$100,000,000" in lieu thereof.

                  2. Section 8.05(e) of the Credit Agreement is hereby amended by (1) deleting the number "$100,000,000" appearing therein and (2) inserting the number "$200,000,000" in lieu thereof.






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B.       REPRESENTATIONS AND WARRANTIES

                  The Parent and each Borrower hereby represent and warrant to the Agent and the Banks that:

                  1. There exists to Default or Event of Default both before and after giving effect to this First Amendment;

                  2. The representations and warranties of the Parent and each Borrower pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date);

                  3. The making and performance by the Parent and each Borrower of this First Amendment have been duly authorized by all corporate action; and

                  4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance of the Credit Agreement as amended hereby.

C.       CONDITIONS PRECEDENT

                  This First Amendment will become effective on the date (the "First Amendment Effective Date") on which the Agent shall have received in form and substance satisfactory to it, all of the following:

                  1. Copies of resolutions passed by the Board of Directors of each Borrower, certified by the Secretary or an Assistant Secretary of the applicable Borrower as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of the Credit Agreement as hereby amended;

                  2. Certificates of incumbency certifying the names of the officers of each Borrower authorized to sign this First Amendment, together with the true signatures of such officers; and

                  3. Counterparts of this First Amendment executed by the Agent, the Issuing Bank, the Swingline Bank, the Parent, each Borrower and the Majority Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received



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telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

D.       MISCELLANEOUS

                  1. This First Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

                  2. Except as herein specifically amende, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in any other Loan Document shall henceforth refer to the Credit Agreement as amended by this First Amendment.

                  3. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.



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